UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-4802	22-0760120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 847-6800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. I4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2014, the Board of Directors of Becton, Dickinson and Company (“BD”) elected John E. Gallagher, age 41, to the new position of Vice President, Corporate Finance and Treasurer. In this position, Mr. Gallagher will serve as BD’s principal accounting officer, replacing Joseph Mercurio, who has moved to another position within BD. Mr. Gallagher previously served as BD’s Vice President and Treasurer from 2012 to 2013, and most recently as its Vice President, Business Planning and Analysis and Treasurer. Prior to joining BD, Mr. Gallagher served as Vice President, Financial Planning & Analysis at NBC Universal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Vice President and Corporate Secretary

Date: December 22, 2014

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